EXHIBIT 99.2

cautionary statement
or the subsequent discussion period are forward-looking statements.  Actual future results, including demand growth and mix; ExxonMobil’s own production growth and mix; the amount and mix of capital expenditures;
resource additions and recoveries; finding and development costs; project plans, timing, costs, and capacities;
revenue enhancements and cost efficiencies; industry margins; margin enhancements and integration benefits;
product mix; and the impact of technology could differ materially due to a number of factors. These include changes in long-term oil or gas prices or other market conditions affecting the oil, gas, and petrochemical industries; reservoir performance; timely completion of development projects; war and other political or security disturbances; changes in law or government regulation; the outcome of commercial negotiations; the actions of competitors; unexpected technological developments; the occurrence and duration of economic recessions;
unforeseen technical difficulties; and other factors discussed here and under the heading "Factors Affecting
2008 Form 10-K.  Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.
include quantities of oil and gas that are not yet classified as proved reserves but that we believe will likely be moved into the proved reserves category and produced in the future. The discussion of reserves in this presentation generally excludes the effects of year-end price/cost revisions and includes reserves attributable to equity companies and our Canadian oil sands operations.  For definitions of, and information regarding, reserves, return on average capital employed, normalized earnings, cash flow from operations and asset sales, and other terms used in this presentation, including information required by SEC Regulation G, see the
"Frequently Used Terms" posted on the Investors section of our Web site. The Financial and Operating Review on our Web site also shows ExxonMobil's net interest in specific projects.
Future Results" in the Investors section of our Web site at
exxonmobil.com.
See also Item 1A of ExxonMobil’s
Forward-Looking Statements. Outlooks, projections, estimates, targets, and business plans in this presentation
Frequently Used Terms. References to resources, resource base, recoverable resources, and similar terms

3 Corporate Overview

• industry-leading safety performance
• record financial performance
– net income
$45.2 B
– ROCE
34%
– cash flow from operations
and asset sales
$66 B
• total distributions to
shareholders* $40 B
• capex $26 B
• reserves replacement** 103%
• total shareholder return -13%
*includes dividends and share purchases to reduce shares outstanding
**excludes year-end price/cost effects and includes Canadian oil sands operations and asset sales
2008 results

safety leadership
lost time incident rate
U.S. petroleum industry
employee benchmark*
*2008 industry data not available
U.S. petroleum industry
contractor benchmark*
Nobody Gets Hurt
employee
contractor
incidents per 200K hours
0.5
0.4
0.3
0.2
0.1
0.0
'01 '02 '03 '04 '05 '06 '07 '08 '01 '02 '03 '04 '05 '06 '07 '08

environmental performance
• reducing spills to the environment
– zero spills from company-operated and
long-term chartered marine vessels
• reducing GHG emissions from
operations
– improving energy efficiency
– increasing cogeneration
– reducing flaring
Protect Tomorrow. Today.
0
200
400
600
'04 '05 '06 '07 '08
spills of more than one barrel
number of spills
hydrocarbon flaring from Upstream oil and gas
production
0
2
4
6
8
10
'04 '05 '06 '07 '08
million metric tons

record earnings
• superior results in all business segments
• commitment to operational excellence
• capitalizing on competitive advantages
0
10
20
30
40
50
'04 '05 '06 '07 '08
Chemical
Downstream
Upstream
net income
$B
normalized earnings

*competitor data estimated on a consistent basis with ExxonMobil, and based on public information superior ROCE
• industry-leading returns
• strength of integrated portfolio
• consistent execution of business
model
• disciplined investment across the
business cycle
2008 return on average capital employed* 2008 return on average capital employed*
0
10
20
30
40
50
60
XOM CVX RDS BP
%
Upstream
Downstream
Chemical

record cash flow
• record $60 billion in 2008
• average $50 billion per year from
2004 to 2008
• disciplined cash management
*excludes asset sales
0
20
40
60
'04 '05 '06 '07 '08
cash flow from operating activities
*
$B

disciplined investments
*average capex 2004 - 2008
0
5
10
15
20
25
30
'04 '05 '06 '07 '08
geographic capex distribution*
U.S.
Europe
Africa
Asia Pacific /
Middle East
Russia /
Caspian
Canada / Latin
America
$99 billion invested from 2004 to 2008
Chemical / Other
Downstream
Upstream
capex by business line
$B

reliable and growing dividends
• paid dividends each year for more
than 100 years
• dividends per share increased each
year since 1983
• dividends per share increased 58%
over the last 5 years
– average growth 9.6% per year
– U.S. inflation average 3.2% per year*
0.00
0.40
0.80
1.20
1.60
'04 '05 '06 '07 '08
dividends per share
$ / share
*All Urban CPI, average of 2003 – 2008 time period

cumulative share purchases
• record $32 billion distributed in 2008
• $109 billion distributed over the last
five years
• reduced shares outstanding by 24%
since beginning of 2004
0
30
60
90
120
'04 '05 '06 '07 '08
purchases to reduce shares outstanding
$B

total shareholder distributions
• $40 billion total distribution to
shareholders
– dividends $8 billion
– share purchases $32 billion
– larger than total distributions
of competitors combined
• total distribution yield 7.9%
2008
*competitor
data estimated on a consistent basis with ExxonMobil, and based on public information distributions*
yield*
XOM RDS BP
XOM RDS BP
%
0
8
6
4
2
CVX
CVX
$B
0
8
16
24
32
40
distributions*
yield*
XOM RDS BP
XOM RDS BP
%
0
8
6
4
2
0
8
6
4
2
CVX
CVX
$B
0
8
16
24
32
40

-20
-10
0
10
20
30
%
growth per share since 2004*
XOM
BP
CVX
RDS
XOM
BP
CVX
RDS
production proved
reserves**
refinery
throughput
*competitor data estimated on a consistent basis with ExxonMobil, and based on public information
**2008 reserves data estimated for CVX based on Q4 2008 earnings release; 2007 reserves data used for BP and RDS as 2008 data not yet available
increasing ownership
• increasing ownership per share
• strong per share growth in key
business metrics
• ahead of competition

increasing value per share
• average 22% EPS growth per
year
• captured upside
• growth driven by
– strong business performance
– higher commodity prices and
margins
– share purchases contributed
$2.26 to 2008 EPS** 0
3
6
9
12
'04 '05 '06 '07 '08
*cash flow from operating activities
**versus number of shares outstanding on January 1, 2001
$ / share
earnings and cash flow per share
earnings
cash flow*

recent business environment
• volatile commodity prices and margins
• changing near-term demand
• dramatic financial market changes
• adjustments by competitors to business plans
ExxonMobil well-positioned, now and for the future

• economic progress driving
global energy demand higher
• oil and natural gas are
indispensable
• requirements to meet rising
demand:
– integrated solutions
– technology innovations
– massive investments
– timely execution
energy demand to 2030
0
50
100
150
200
250
300
350
   '80    '05        '30
energy demand
MBDOE
gas
oil
wind, solar
& biofuels
biomass, hydro
& geothermal
nuclear
coal
average growth / year
2005 – 2030
1.2%

investing for the future
0
5
10
15
20
25
30
'10 - '13 average
0
5
10
15
20
25
30
'03 - '07
average
'08 '09
estimate
$B
estimate range
$B
capex by business line
estimate
Chemical / Other
Downstream
Upstream

ExxonMobil strengths
• portfolio quality
• global integration
• discipline and consistency
• value maximization
• long-term perspective
underpinned by superior technology, organization, and financial strength industry leadership
through the
business cycle

20 Upstream Overview

21 2008 highlights • earnings $35.4 B • ROCE 53.6% • production volumes 3.9 MOEBD • resource adds 2.2 BOEB • proved reserves adds 1.5 BOEB • capex $19.7 B

Upstream strategies
• ensure operations integrity: best-in-class performance
• identify and capture all attractive exploration opportunities
• invest in projects that deliver superior returns
• maximize profitability of existing oil and gas production
• capitalize on growing natural gas and power markets
• maximize resource value through highest impact technologies and integrated solutions

ExxonMobil strengths
• portfolio quality
• global integration
• discipline and consistency
• value maximization
• long-term perspective
combining our strategies and strengths allows us to:
- capture the highest-quality resources
- develop them more cost effectively and in less time than others
- conduct operations with the highest standards of integrity
- deliver superior value to our shareholders and to resource owners industry leadership
through the
business cycle

superior resource base
BOEB
resource type
resource distribution
0
40
80
YE '08
Americas
Europe
Russia / Caspian
Africa
72
Asia Pacific
Middle East
LNG
unconventional
gas
conventional
deepwater
arctic
heavy oil
acid / sour
gas

adding to the resource base
• 2.2 BOEB resource additions in 2008,
with key contributions from:
– onshore U.S.
– deepwater Gulf of Mexico
– Athabasca
– West Africa
• completed 77 exploratory wells
– 60% wildcat success rate
• 2008 finding cost of $1.3 per OEB
0
1
2
3
4
5
'00 '02 '04 '06 '08
average
'04 to '08
BOEB
resource base additions
discovered undeveloped
by-the-bit
conventional
LNG
acid / sour gas
deepwater
unconventional gas
arctic
heavy oil

increasing prospective acreage
key 2008 captures
42% increase in net exploration
acreage from 2003 to 2008
0
20
40
60
80
'03 '08
million
acres
Americas
Europe, Africa
Asia, Middle East, Russia
net exploration acreage

key exploration wells
2009
2010+
Brazil
Canada Orphan
Madagascar
Australia
U.S. Gulf of Mexico
Angola
Nigeria
Indonesia
Cepu
Libya
New Zealand
UK North Sea
Germany
Canada Beaufort
Ireland
Philippines
Hungary
Romania
Canada
Horn River
3 new deepwater rigs
under contract
Indonesia
Makassar
West Greenland

reserves base: size and diversity
0
5
10
15
20
25
product region resource
0
50
100
150
'04 '05 '06 '07 '08 '04-'08
average
*excludes year-end price/cost effects and includes Canadian oil sands operations and asset sales
Asia Pacific /
Middle East
Americas
Europe
Africa
Russia / Caspian
oil
gas
BOEB
proved reserves* (YE '08)
conventional
LNG
acid / sour gas
arctic
heavy oil
deepwater
%
proved reserves replacement*
unconv’l gas

strong project inventory
number of projects (YE '08)
0
25
50
75
100
125
project stage geography resource
Middle East
Americas
Europe
Africa
Russia / Caspian
conventional
LNG
arctic
heavy oil / oil sands
deepwater
Asia Pacific
unconventional gas
acid / sour gas
operating
executing
defining
planning /
selecting

Angola and Nigeria* project cycle time
• 7 operated deepwater projects in West Africa
– 270 KBD net production
– two FPSO start-ups in 2008
– leveraged designs reduce cycle time and cost
– Kizomba uptime of 98%
• GoM: 7 wells and 141 new blocks in 2008
• first deepwater Santos Basin wildcat
• new plays: Libya, Black Sea, SE Asia, Australia…
42°0'0"W
42°0'0"W
43°0'0"W
43°0'0"W
44°0'0"W
44°0'0"W
25°0'0"S
25°0'0"S
26°0'0"S
26°0'0"S
0 50 100 25
BM-S-22
JUPITER
TUPI
CARIOCA
BEM-TE-VI
PARATI
IARA
BM-S-10
BM-S-11
BM-S-24
BMS11 -S11 -11
BM-S8 -8
BM-S21 -21
BMS9 -S9 -9
BM-S9 -9
CARAMBA
AZULÃO
GUARA
Oil Discoveries
TUPI SUL
Gas/Oil Discovery
kilometers
Tupi
Azulão
42°0'0"W
42°0'0"W
43°0'0"W
43°0'0"W
44°0'0"W
44°0'0"W
25°0'0"S
25°0'0"S
26°0'0"S
26°0'0"S
0 50 100 25
BM-S-22
JUPITER
TUPI
CARIOCA
BEM-TE-VI
PARATI
IARA
BM-S-10
BM-S-11
BM-S-24
BMS11 -S11 -11
BM-S8 -8
BM-S21 -21
BMS9 -S9 -9
BM-S9 -9
CARAMBA
AZULÃO
GUARA
Oil Discoveries
TUPI SUL
Gas/Oil Discovery
kilometers
Tupi
Azulão
0 10 20 30 40 50 60
Erha*
Competitor*
Kiz C - S/B
Kiz C - Mondo
Competitor
Competitor
Kizomba B
Kizomba A
Competitor
months
2001
2004
2005
2006
2007
2008
2008
2006
2005
deepwater resources

acquisition cost* (unit cost)
10
100
1,000
10,000
100,000
10 100 1,000 10,000 100,000
ExxonMobil
competitor
entry cost (U.S. $ per acre)
unconventional gas resources
• global approach to capture highest-quality opportunities
– acreage in high-value gas markets (Europe, North America)
– drilling programs under way in U.S., Canada, Germany, Hungary
– Piceance Phase 1 tight gas development start-up Q1 2009
– proprietary fracturing technologies reducing development costs
• disciplined, targeted approach
– pursuit of high-quality, material opportunities based on global ranking
– entered high-potential plays at lower average cost than competitors
– European opportunities: larger, contiguous and near attractive gas markets captured 1.8 million net
acres in 2007 and 2008
*competitor data based on publicly announced deals

0
2
4
6
8
10
'05 '06 '07 '08 '09 '10
ExxonMobil JV LNG shipping capacity
million m³
global LNG integration
Nigeria
Gorgon -Jansz
Arun
Qatar
Scarborough
PNG
existing
LNG production
future
LNG terminal
major LNG market
existing
LNG production
future
LNG terminal
major LNG market

• very high-quality oil sands portfolio
• proprietary froth treatment process
removes need for upgrader
– lowest unit development cost
• Kearl: phased development of 4 BBO
• new resource additions in 2008
oil sands resources
diluent
to markets
froth
mining
slurry
preparation
oil sands
hydro transport /
conditioning
diluted
bitumen
froth
treatment
extraction
tailings storage
*ratio of Total Volume to Bitumen in Place, or TV:BIP
source: owner data and regulatory applications
0
100
200
300
400
large, long-plateau flowstream
KBD, net
Phase 1
Phase 3
Phase 2
T > 30 years
12 11 10 9 8 7
increasing mining efficiency*
12.0
10.0
11.5
10.5
11.0
12.5
Kearl Phase 1
industry-proposed
projects
oil sands resource quality

Saxi / Batuque
2008 major project start-ups
East Area NGL II
Thunder Horse
Starling
Mondo
Volve Jerneh B ACG Phase 3
Qatargas II Train 4 offshore
2008
KOEBD, net
0
300
600
900
08 09 10 11 12 13 14 15
2008 start-ups
KOEBD, net
0
300
600
900
08 09 10 11 12 13 14 15
2008 start-ups
' ' ' ' ' ' ' '

2009 major project start-ups
Adriatic LNG Terminal
Qatargas II Train 5
RasGas Train 6
Al Khaleej Gas
Phase 2
RasGas Train 7
Tyrihans
2009
2008
LNG Terminal
South Hook Terminal Piceance Phase 1 Qatargas II Train 4
0
300
600
900
08 09 10 11 12 13 14 15
2008 start-ups
2009 start-ups
KOEBD, net
' ' ' ' ' ' ' '
0
300
600
900
2008 start-ups
2009 start-ups
KOEBD, net
' ' ' ' ' ' ' '

0
300
600
900
1200
1500
'08 '09 '10 '11 '12 '13 '14 '15
KOEBD, net
2010+ major project start-ups
2010+ start-ups
long-plateau volumes build-up
2009 start-ups
2008 start-ups
other flowstreams
long-plateau volumes
0
300
600
900
1200
1500
'08 '09 '10 '11 '12 '13 '14 '15
AKG Ph 2, Qatargas II Train 5,
RasGas Train 6 & 7
Qatargas II Train 4, East Area NGL II
Kearl Ph 1
PNG LNG
Kashagan
KOEBD, net
• approximately 1.5 MOEBD net new production capacity added by 2015
• more than 80% of total volume adds are long-plateau volumes future capacity growth

37 project execution 0 50 100 150 schedule performance 114% 103% 0 50 100 150 116% 105% variance: actual versus funded (%), '04 to '08 start-ups cost performance ExxonMobil operated operated by others adding reserves at lower cost
'04 -'07 proved reserves additions* '04
-
'07 exploration and development capex
0
2
4
6
8
XOM BP RDS CVX
BOEB $B
0
5
10
15
20
XOM BP RDS CVX
'04-'07 reserves replacement cost**
$ per OEB
0
20
40
60
80
XOM BP RDS CVX
*calculated using year-end pricing; includes Canada oil sands; excludes asset sales. 2008 competitor data not available for all companies due to later SEC filing deadline
**costs incurred in property acquisition and exploration plus development activities, divided by proved oil-equivalent reserves additions, including purchases. Competitor data estimated on a consistent basis with ExxonMobil, and based on public information tight gas
Piceance         Hungary
global best operating practices
heavy oil operations
Syncrude         Kearl
FPSO projects
West Africa         Kizomba C
extended reach drilling
SYU         Sakhalin 1
80
85
90
95
100
operations uptime, '04 to '08
93%
91%
ExxonMobil operated
operated by others
%

industry-leading cost management
*Upstream technical costs (FAS 69) normalized using 10-K/20-F information;
2008 competitor data not available for all companies due to later SEC filing deadline cash costs per OEB, indexed* total costs per OEB, indexed*
100
120
140
160
180
'04 '05 '06 '07
XOM
RDS
BP
CVX
100
120
140
160
180
200
220
'04 '05 '06 '07
XOM
RDS
BP
CVX

industry-leading volumes per share
*competitor data estimated using a consistent basis with ExxonMobil, and based on public information; 2008 reserves data estimated for CVX based on Q4 2008 earnings release; 2007 reserves data used for BP and RDS as 2008 data not yet available
90
100
110
120
130
140
'04 '05 '06 '07 '08
reserves per share, indexed*
XOM
BP
RDS
CVX
90
100
110
120
'04 '05 '06 '07 '08
production per share, indexed*
XOM
BP
RDS
CVX

0
5
10
15
20
25
XOM CVX RDS BP
industry-leading earnings
'04-'08 net income per barrel
$ / OEB
2008 2008
*competitor data estimated on a consistent basis with ExxonMobil, and based on public information industry-leading returns
*competitor data estimated on a consistent basis with ExxonMobil, and based on public information
0
20
40
60
XOM BP RDS CVX
average capital employed* reported net income*
return on average capital employed*
$B $B
%
0
20
40
60
80
XOM BP RDS CVX
0
10
20
30
40
XOM BP RDS CVX
'04 '08 '04 '08

long-term commitment to research
commercial
applications
identified
opportunities
evaluation
Fast Drill Process
LASER
Controlled Freeze Zone™
EMColdFlow™
Sub-Seismic
Reservoir Characterization
Advanced Subsurface Imaging

long-term partner of choice
West
Africa
Asia
Pacific
Middle East
125 years of experience
working with host countries
with NOC resource
owners
from USGS
with ExxonMobil
Upstream participation
top 30 countries

long-term investing for future growth
• ExxonMobil continues to take a long-term view and invest in attractive projects
– financial strength to invest through the cycle
– increased development project investment to deliver near- to mid-term volumes
– increased exploration activity driven by quality opportunity captures
0
10
20
30
'03-'07 average '08
Upstream capex
existing
operations
new volumes:
start-up timing
'09
new projects
major new
projects
exploration
existing
operations
2009
2010 - 2011
2012+
$B

0
1
2
3
4
5
'08 '09 '10 '11 '12 '13
total production outlook
0
1
2
3
4
5
'08 '09 '10 '11 '12 '13
MOEBD, net
liquids
gas
Asia Pacific / Middle East
Americas
Africa
Russia / Caspian
Europe
MOEBD, net
profitable production growth

Upstream summary
• largest, highest-quality opportunity portfolio
• lowest life-cycle cost, exploration to production
• highest standards of integrity
• proprietary suite of industry-leading technologies
• superior value for our shareholders and for resource owners
• uniquely positioned for attractive growth

49 Downstream Overview

• strong financial performance
– earnings $ 8.2 B
– ROCE 31.8%
– refinery throughput 5.4 MBD
– petroleum product sales 6.8 MBD
• focus on operational excellence
• maintaining capital discipline
• results underpinned by technology,
efficiency, integration, and margin
enhancement
2008 highlights

downstream industry environment
*ExxonMobil estimates
• 2005 – 2030 products growth
averages about 1% per year
• diesel demand driving growth
• gasoline demand slowing
0
1
2
3
'80-'90 '90-'00 '00-'10 '10-'20 '20-'30
global products demand*
annual compound growth
%

Downstream strategies
• maintain best-in-class operations, in all respects
• provide quality, valued products and services to our customers
• lead industry in efficiency and effectiveness
• capitalize on integration with other ExxonMobil businesses
• selectively invest for resilient, advantaged returns
• maximize value from leading-edge technologies

53 operational excellence project execution controls integrity reliability energy efficiency safety and environment product quality sales
volume
refining
capacity
1.7
MBD
1.4
MBD
23% 27%
retail
sites
20%
6.7
#K
Asia Pacific
Americas
sales
volume
refining
capacity
2.6
MBD
3.4
MBD
51% 42%
retail
sites
50%
14.5
#K
business overview
refineries (37 total)
total YE '08
refining capacity 6.2 MBD
retail sites 28.7 K
sales volume 6.8 MBD
Europe / Africa / Middle East
sales
volume
refining
capacity
1.9
MBD
2.0
MBD
26% 31%
retail
sites
30%
7.5
#K

fuels marketing structural advantages
• largest supplier / marketer
of petroleum products
• leveraging integration with Refining
• broad spectrum of customer channels
• product placement for highest value
• global systems, work processes and
best practices
global fuel sales
Industrial &
Wholesale
23%
Retail
30%
Aviation / Marine
10%
Supply
37%
Industrial &
Wholesale
23%
Retail
30%
Aviation / Marine
10%
Supply
37%

fuels marketing self-help
improved efficiency and portfolio highgrading delivers higher returns
*all data at constant foreign exchange rates; operating cost efficiency at constant foreign exchange rates and energy price
0
15
30
45
60
'04 '06 '08
-10
-5
0
'04 '06 '08
-50
-40
-30
-20
-10
0
'04 '06 '08
capital productivity*
sales volume per dollar average
capital employed, percent change
average capital employed,
percent change
operating cost efficiency* asset efficiency*
operating expenses,
percent change

lubes structural advantages
• largest global manufacturer of lube
basestocks
• leveraging integration with Refining
and Chemical
• leading synthetic lube brands
• renowned for innovation and
technology leadership
• strong relationships with original
equipment manufacturers
source: ExxonMobil estimates based on available industry data and public information
0
5
10
15
20
XOM           RDS         BP
%
2008 market share
basestocks
synthetic lubes

-70
-60
-50
-40
-30
-20
-10
0
'04 '06 '08
0
10
20
30
40
'04 '06 '08
0
10
20
30
40
'04 '06 '08
lubes self -help
synthetic lubricants growth key growth markets*
sales, percent change
ExxonMobil
Industry
ExxonMobil
Industry
operating efficiencies
business simplification, leadership in brand and technology ensure long-term competitive advantage number, percent change
order
centers
products
blend
plants
sales, percent change
source: ExxonMobil estimates based on available industry data and public information
*passenger, commercial and industrial finished lubricants sold in key growth markets capacity and scale advantage
80
90
100
110
120
130
140
'02 '04 '06 '08
unit cash operating expense*
indexed
ExxonMobil
Industry
80
90
100
110
120
130
140
'02 '04 '06 '08
unit cash operating expense*
indexed
ExxonMobil
Industry
100
150
200
250
average refinery size
KBD
100
150
200
250
average refinery size
KBD
XOM BP RDS Industry
integration with chemicals
or lubes
%
30
40
50
60
70
80
XOM RDS BP Industry
integration with chemicals
or lubes
%
30
40
50
60
70
80
XOM RDS BP Industry
refining structural advantages
source: equity share capacity calculated on consistent basis using public information source: unit cash operating expense based on data from Solomon Associates and ExxonMobil estimates
*only even-year Solomon data available through ‘06; '08 estimated by ExxonMobil; data at constant foreign exchange rates and energy price; unit cash operating expense data indexed to ExxonMobil ('02)

refining self-help
*ExxonMobil capacity share excluding divestments and acquisitions
**only even-year Solomon data available through '06; '08 estimated by ExxonMobil; data indexed to ExxonMobil ('02)
source: energy intensity based on data from Solomon Associates and ExxonMobil estimates
0
40
80
120
160
'04 '05 '06 '07 '08
new crudes to individual
refineries
conversion capacity growth*
number
effectively adding a new unit
every two years
applying technology to capture
new crude incentives
advantage versus
competition
90
95
100
105
'02 '04 '06 '08
energy intensity**
indexed
ExxonMobil
Industry
0
20
40
60
80
100
'04 '05 '06 '07 '08
incremental KBD
vs '03

61 improved catalysts technology leadership site optimization advanced modeling advanced lubricants efficiency and reliability

62 advantaged investments product demand integrated projects efficiency unit expansions and debottlenecks lower-sulfur diesel Fujian joint venture cogeneration increased conversion capacity

63 portfolio highgrading major business restructuring activities '00 - '08* *announced/completed in one or more Downstream business functions industry-leading returns
• proven business strategies
• leveraging corporate strengths
• significant competitive advantage
*competitor data estimated on a consistent basis with ExxonMobil, and based on public information
%
return on average capital employed*
0
10
20
30
40
'00 '02 '04 '06 '08
ExxonMobil
Competition

Chemical Overview 65

2008 highlights
• earnings of $3.0 B, ROCE of 20.4%
– global scale
– integration and feedstock flexibility
• operational excellence continues
– safety
– efficiency
• capex of $2.8 B
– advantaged Asia Pacific growth
– specialty business growth

0 50 100 150 200 '90 '95 '00 '05 '10 '15 PE, PP, PX demand* MTA paraxylene (PX) polypropylene (PP) polyethylene (PE) chemical industry environment *ExxonMobil estimates 67

0
50
100
150
200
'90 '95 '00 '05 '10 '15
margin, nominal,
indexed
PE, PP, PX trends*
capacity
util., %
0
50
100
150
200
'90 '95 '00 '05
'08
92
88
84
80
76
margin
capacity
utilization
PE, PP, PX demand*
MTA
Asia Pacific
Europe / Middle East / Africa
Americas
chemical industry environment
*ExxonMobil estimates

Chemical strategies
• unique portfolio of global businesses
• integration across ExxonMobil operations
• relentless focus on operational excellence
• disciplined investment in advantaged projects
• technology leadership
long-term strategy built on ExxonMobil’s strengths

earnings, $B
business mix
high-performing business portfolio
'95
'05
0
1
2
3
4
5
aromatics
polyethylene
polypropylene
olefins
cyclical
commodity
businesses
butyl polymers
specialty elastomers
adhesive polymers
fluids
oxo alcohols
synthetics
films
less cyclical
specialty
businesses
petroleum additives
commodity
specialty
'00

71 high-performing business portfolio geographic mix 2008 sales volume earnings, $B business mix '95 '05 0 1 2 3 4 5 commodity specialty '00 Americas Asia Pacific Europe / Middle East / Africa

72 value through integration basic chemicals polymers / intermediates specialties chemical plant refinery production gas processing refinery steam cracker polyethylene plant operational excellence
source: Solomon Associates
*only odd-year Solomon data available '03-'07, data indexed to ExxonMobil ('03)
90
95
100
105
'03 '05 '07
80
100
120
140
'03 '05 '07
global steam cracker efficiency, indexed North America steam cracker fixed costs, indexed operating costs*
widening our efficiency advantage versus industry
energy efficiency*
Industry
ExxonMobil
Industry
ExxonMobil

80
100
120
140
160
180
'04 '08
metallocene products sales growth
indexed
premium product growth
focus areas
• solutions to customer needs
• technology investment
• commodity differentiation
• Asia demand growth

major growth projects
MT
PE, PP, PX demand growth*
existing large / integrated sites in
Asia Pacific and the Middle East
NA
SA
India
Europe
Other
China
Middle East
MTA
'90     '95    '00    '05     '10     '15
PE, PP, PX net trade*
Asia
rest of world
0
20
40
'95-'05 '05-'15
major growth projects currently
under development
*ExxonMobil estimates

delivering superior returns
• proven business strategies
• leveraging corporate strengths
• significant competitive advantage
*competitor data estimated on a consistent basis with ExxonMobil, and based on public information
**BP (through '04), RDS, CVX
0
10
20
30
40
ExxonMobil
Dow Chemical
Integrated
Oils**
'
00
'02
'
04
'06
'
08
%
return on average capital employed*

77 Summary

78 proven business model

risk management
• long-term planning
• commitment to technology
• consistent financial approach
• global systems and processes
• operational excellence
• enduring business controls
disciplined, comprehensive approach
delivering long-term success

80 growth in shareholder value *RDS, CVX and BP 0 3 6 9 12 15 20 years 10 years 5 years ExxonMobil competitor average* S&P 500 value of $1,000 invested $K shareholder returns

ExxonMobil
• industry-leading portfolio of businesses and assets
• disciplined and consistent approach across the business
• commitment to technology leadership
• superior financial flexibility
• relentless focus on maximizing long-term value
• uniquely well-positioned for the future